
     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 22, 1998
                                                    REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM SB-2
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           WASHINGTON BANKING COMPANY
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

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
           WASHINGTON                          6712                          91-1725825
(STATE OR OTHER JURISDICTION OF    (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NUMBER)

      1421 S.W. BARLOW STREET, OAK HARBOR, WASHINGTON 98277 (360) 679-3121 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 MICHAL D. CANN
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           WASHINGTON BANKING COMPANY
                            1421 S.W. BARLOW STREET
                          OAK HARBOR, WASHINGTON 98277
                                 (360) 679-3121
(NAME, ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                               AGENT FOR SERVICE)

                          COPIES OF COMMUNICATIONS TO:

                            J. JAMES GALLAGHER, ESQ.
                           SANDRA L. GALLAGHER, ESQ.
                           GORDON, THOMAS, HONEYWELL,
                      MALANCA, PETERSON & DAHEIM, P.L.L.C.
                        1201 PACIFIC AVENUE, SUITE 2200
                                 P.O. BOX 1157
                         TACOMA, WASHINGTON 98401-1157
                                 (253) 572-5050

                APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-49925

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                   CALCULATION OF ADDITIONAL REGISTRATION FEE

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
=======================================================================================================================
TITLE OF EACH CLASS OF SECURITIES                          PROPOSED MAXIMUM     PROPOSED MAXIMUM
TO                                      AMOUNT TO BE        OFFERING PRICE     AGGREGATE OFFERING        AMOUNT OF
BE REGISTERED                           REGISTERED(1)         PER UNIT(2)           PRICE(2)         REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------
Common Stock, no par value.........    230,000 shares           $13.00             $2,990,000             $882.05
=======================================================================================================================
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(1) Includes up to 30,000 which the Underwriter has the option to purchase to cover over-allotments, if any.

(2) Estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(c).

================================================================================

                                EXPLANATORY NOTE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form SB-2 (Reg. No. 333-49925) filed by Washington Banking Company with the Securities and Exchange Commission on April 10, 1998, as amended, including the exhibits thereto, and declared effective by the Commission on June 22, 1998, are incorporated herein by reference.

                                   SIGNATURES

     In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-2 and authorized this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, in the City of Oak Harbor, State of Washington, on June 22, 1998.

                                          WASHINGTON BANKING COMPANY

                                          By: /s/ MICHAL D. CANN

                                            ------------------------------------
                                            Michal D. Cann
                                            President and Chief Executive
                                              Officer

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons on June 22, 1998 in the capacities indicated.

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
                   SIGNATURE                                      TITLE                       DATE
                   ---------                                      -----                       ----
PRINCIPAL EXECUTIVE OFFICER:

/s/ MICHAL D. CANN                                President and Chief Executive Officer
------------------------------------------------
Michal D. Cann

PRINCIPAL FINANCIAL OFFICER AND PRINCIPAL
  ACCOUNTING OFFICER:

/s/ PHYLLIS A. HAWKINS                            Senior Vice President
------------------------------------------------  and Chief Financial Officer
Phyllis A. Hawkins

A MAJORITY OF THE BOARD OF DIRECTORS:

Orlan Dean,                                                                               Director

Marlen Knutson,                                                                           Director

Karl C. Krieg, III,                                                                       Director

Jay T. Lien,                                                                              Director

Robert B. Olson,                                                                          Director

Anthony B. Pickering,                                                                     Director

Alvin J. Sherman,                                                                         Director

Edward J. (Bud) Wallgren,                                                                 Director
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     Michal D. Cann, by signing his name hereto, does hereby sign this document in his capacity as a director and pursuant to powers of attorney duly executed by the persons named, filed with the Securities and Exchange Commission as an exhibit to this document, on behalf of such persons, all in the capacities and on the date stated, such persons including a majority of the directors of the registrant.

                                          /s/ MICHAL D. CANN

                                          --------------------------------------
                                          Michal Cann
                                          Attorney-in-Fact

                                 EXHIBIT INDEX

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
EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
 4.1      Specimen Stock Certificate*
 5 Opinion of Gordon, Thomas, Honeywell, Malanca, Peterson & Daheim, P.L.L.C. regarding legality of the Common Stock*
23.1      Consent of KPMG Peat Marwick LLP*
23.2      Consent of David O. Christensen CPA and Consultant, PLLC*
23.3 Consent of Gordon, Thomas, Honeywell, Malanca, Peterson & Daheim, P.L.L.C. (included in opinion filed as Exhibit 5 to this Registration Statement)*
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---------------
 * Filed herewith